UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2003

REDBACK NETWORKS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25853	77-0438443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 Holger Way

San Jose, CA 95134

(408) 750-5000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

ITEM 5. OTHER EVENTS.

On July 6, 2003, Redback Networks Inc. (“Redback”) entered into a lock-up agreement (the “Lock-Up Agreement”) with holders of approximately 67% of Redback’s outstanding 5% Convertible Subordinated Notes due 2007 relating to a proposed recapitalization transaction involving, among other things, the future commencement by Redback of an offer to exchange all of its outstanding convertible subordinated notes for shares of common stock. Consummation of the recapitalization transaction is subject to regulatory approval and other customary closing conditions. A form of the Lock-Up Agreement is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

On July 7, 2003, Redback issued a press release (the “Press Release”) announcing the signing of the Lock-Up Agreement. A copy of the Press Release is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

Exhibit Number	Description

99.1	Form of Lock-Up Agreement dated July 6, 2003

99.2	Press Release dated July 7, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDBACK NETWORKS INC.

DATE: July 7, 2003	By:	/s/ KEVIN A. DENUCCIO
Kevin A. DeNuccio Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Form of Lock-Up Agreement dated July 6, 2003

99.2	Press Release dated July 7, 2003